                                                                    EXHIBIT 99.4


                       ASSIGNMENT OF MEMBERSHIP INTERESTS

This ASSIGNMENT OF MEMBERSHIP INTERESTS ("ASSIGNMENT") in Ourway Realty, LLC, a Massachusetts limited liability company ("OURWAY REALTY") is entered into as of , 2000, by and between Anchor Gaming, a Nevada corporation ("ASSIGNOR"), a member of Ourway Realty, and My Way Holdings, LLC, a Nevada limited liability company ("ASSIGNEE" and taken together with Assignor, a "PARTY" or the "PARTIES"), based on the following facts:

                                    RECITALS

         WHEREAS, Assignor is a member of Ourway Realty pursuant to that certain Amended and Restated Operating Agreement of Ourway Realty dated May 16, 2000 (the "OPERATING AGREEMENT"), executed by all the members thereto as such members (other than Assignor) are more fully set forth on Exhibit "A" attached hereto and incorporated herein by reference (the "OTHER MEMBERS"); and

         WHEREAS, Assignor, Stanley E. Fulton ("FULTON") and other parties, are parties to that certain Stock Purchase Agreement dated of even date herewith ("STOCK PURCHASE AGREEMENT"), and other agreements related thereto or referenced therein (collectively, with the Stock Purchase Agreement, the "AGREEMENTS"); and

         WHEREAS, the transaction subject of the Agreements includes, among other transactions, the assignment by Assignor of one hundred percent (100%) of Assignor's ownership, right, title and interest in Ourway Realty (the "INTEREST") to Fulton or an entity owned by Fulton; and

         WHEREAS, Assignee is an entity wholly owned by Fulton; and

         WHEREAS, Section 4 of the Operating Agreement and the Schedule to the Operating Agreement provide that Assignor holds a twenty-five percent (25%) interest in Ourway Realty; and

         WHEREAS, Assignor desires to transfer and convey the Interest, subject to the Operating Agreement and the terms in this Assignment, to Assignee; and

         WHEREAS, Assignee desires to accept the Interest, subject to the Operating Agreement and the terms in this Assignment, such that Assignee shall hold a twenty-five percent (25%) interest in, and be a full member of, Ourway Realty.

         NOW THEREFORE, based on the foregoing, and in consideration of the mutual agreements, covenants, and conditions contained herein and in the Agreements, the receipt by Assignor of One Hundred Dollars ($100) in-hand paid, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1. EFFECTIVE DATE. The effective date (the "EFFECTIVE DATE") of this Assignment shall be the Closing Date (defined in Section 6). In the event the Effective Date has not occurred by April 1, 2001, Assignee or Assignor shall have the right, but not the obligation, to terminate this Assignment.

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2.       ASSIGNMENT OF INTEREST. For the purchase price of Five Million Dollars
         ($5,000,000) (the "PURCHASE PRICE"), Assignor hereby sells, transfers, conveys, and assigns to Assignee the Interest, and all of Assignor's associated rights and obligations under the Operating Agreement, including, without limitation, (i) all associated rights of Assignor to receive monies and other property or assets due and to become due to Assignor under or pursuant to the Operating Agreement, (ii) all associated claims of Assignor for damages arising out of or for breach of or default under the Operating Agreement, (iii) all associated rights of Assignor to receive the proceeds or benefits of any indemnity, warranty, or other payments with respect to the Operating Agreement, and (iv) all associated rights and obligations of Assignor to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.

3. PAYMENT OF PURCHASE PRICE. Assignee shall pay to Assignor, in immediately available U.S. Funds, the Purchase Price, on the Closing Date and concurrent with the transfer of the Interest from Assignor to Assignee.

4. EFFECT OF ASSIGNMENT OF INTEREST. As of the Effective Date, the Interest shall be transferred from Assignor to Assignee. From and after the Effective Date twenty-five percent (25%) of the portion of profits or losses of Ourway Realty and the portions of all other items of income, gain, loss, deduction, or credit allocable to such Interest on or after such date shall be credited or charged, as the case may be, to Assignee. Nothing in this Assignment will affect the allocation to Assignor of profits, losses and other items of income, gain, loss, deduction, or credit allocable to the Interest and attributable to any period before the Effective Date hereof or any distribution or payments made to Assignor in respect of the Interest before the Effective Date.

5. ASSIGNOR REPRESENTATIONS AND WARRANTIES. Assignor hereby represents and warrants to Assignee as of the date hereof, and as of the Effective Date as follows:

         a.       Intentionally Omitted.

         b. The Articles of Organization of Ourway Realty are attached hereto and incorporated herein by reference as Exhibit "B," and the Operating Agreement, including all schedules and exhibits thereto, is attached hereto and incorporated herein by reference as Exhibit "C." Each of such documents is true and correct and in full force and effect.

         c. The execution, delivery and, subject to obtaining the consents required by the Operating Agreement, performance by Assignor of this Assignment will not (i) modify, breach or constitute grounds for the occurrence or declaration of a default under or give rise to a right to terminate any agreement, license, indenture, undertaking or other instrument to which Assignor is a party or by which Assignor, or any of their respective assets may be bound or affected, (ii) violate any provision of law or any regulation or any order, judgment or decree of any court or other agency of government to which Assignor is subject, (iii) violate any provision of the Articles of Incorporation or By-laws of Assignor, or (iv) result in the creation or imposition of (or the obligation to create or impose) any liens, mortgages, pledges, charges, claims or other encumbrances on any of the properties of Assignor.

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         d.       Except to the extent applicable, the required filing under the
                  Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), and the expiration or early termination of the waiting period thereunder, no consent, approval, authorization, permit, waiver or license of or from, notification to, or declaration or filing with, any federal, state, local, municipal, foreign or other governmental body or authority ("GOVERNMENTAL BODY"), on the part of Assignor is required for the execution and delivery of this Assignment or the performance or consummation of the transactions contemplated by this Assignment.

         e. As of the date hereof and through and including the Effective Date, the Interest will be owned beneficially, and of record, by Assignor, free and clear of any mortgage, security interest, pledge, hypothecation, assignment, deposit arrangement, lien, charge, preference, priority or other security agreement, option, warrant, attachment, right of first refusal, preemptive right, conversion, put, call or other claim or right, restriction on transfer, or preferential arrangement of any kind or nature whatsoever (including, without limitation, any restriction on the transfer of any assets, any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction), except for any of the foregoing that may be set forth in the Operating Agreement (collectively, "ENCUMBRANCES"). On the Closing Date, (i) Assignor will deliver to Assignee valid, good and marketable title to the Interest, free and clear of all free and clear of any Encumbrance, and (ii) the Interest will not be subject to any voting agreement or other contract, agreement, arrangement, commitment or understanding, restricting the voting, dividend rights, transfer or other disposition of the Ourway Interest, except as may be set forth in the Operating Agreement.

         f.       Intentionally Omitted.

         g.       Intentionally Omitted.

         h.       Intentionally Omitted.

         i.       Intentionally Omitted.

         j.       Intentionally Omitted.

         k.       Intentionally Omitted.

         l.       Intentionally Omitted.

         m. No royalties or commissions are payable by Ourway Realty under any license or franchise agreements to any shareholder, officer or director of Assignor.

         n. Except Wasserstein Perella & Co., Inc., there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Assignor who might be entitled to any fee or commission upon consummation of the transactions contemplated by this Assignment.

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                  Notwithstanding any investigation made or information
obtained by Assignee, Fulton or their affiliates, the representations and warranties made by Assignor in this Section 5 shall not survive the Closing (except for Section 5(e) which shall survive indefinitely).

1. CONDITIONS PRECEDENT TO EFFECTIVE DATE. The closing of the transactions contemplated by this Assignment (the "CLOSING DATE") shall occur at the offices of Lionel Sawyer & Collins, or such other location as the parties hereto may mutually agree. Unless this Assignment is earlier terminated pursuant to Sections 1 or 7, the Closing Date shall occur as promptly as practicable, but no later than five (5) business days following the satisfaction or waiver by Assignee and Assignor of the following conditions:

         a. Ourway Realty and the manager and each member thereof shall have waived their respective rights of first refusal under the Operating Agreement with respect to the transfer of the Interest pursuant to this Agreement.

         b. Assignee shall have received a copy of the Operating Agreement, executed by the manager of Ourway Realty and all Other Members, and amended in conformity with the requirements of the Operating Agreement to indicate that all of Assignor's right, title and interest in the Interest has been transferred and conveyed to Assignee.

         c. Assignee shall have received any instrument of transfer, other than this Assignment, that may be required by the Operating Agreement or by law.

         d.       The representations and warranties of Assignor set forth in
                  Section 4 of this Assignment shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) (i) as of the date hereof and (ii) as of the Effective Date as if made on such date (provided that in the cases of clauses (i) and (ii), any such representation and warranty made as of a specific date shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) on and as of such specific date).

         e. Assignor shall have performed in all material respects all covenants and obligations herein required to be performed or observed by it on or prior to the Closing Date.

         f. On or prior to the Closing Date, Assignee shall have obtained any and all consents, approvals, authorizations, permits, licenses and waivers necessary for consummation of the transactions contemplated by this Assignment and all of the Agreements.

         g. No order to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated hereby shall have been entered by any court or Governmental Body and not rescinded or overturned. No litigation instituted by any Governmental Body shall be pending to restrain or invalidate any material part of the transactions contemplated by this Assignment.

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7.       TERMINATION OF ASSIGNMENT. This Assignment may be terminated by
         Assignee or Assignor in the event that any of the Agreements are terminated or otherwise of no further force or effect.

8. OURWAY REALTY RECORDS. Prior to the Closing Date, upon Assignee's request therefor, Assignor shall provide to Assignee copies of all books and records, financial and accounting documents, reports, returns, files, agreements and any other documents related to the business, ownership, or operation of Ourway Realty that are in Assignor's possession or control, or that are reasonably obtainable by Assignor.

9.       MISCELLANEOUS.

         a. ATTORNEYS' FEES TO ENFORCE THIS ASSIGNMENT OR IN SUBSEQUENT LITIGATION. In the event any Party shall maintain or commence any action, proceeding, or motion against any other Party to enforce this Assignment or any provision thereof, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and costs incurred.

         b. SEVERABILITY. Each provision of this Assignment is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the remainder of this Assignment.

         c. COSTS. Each Party shall pay its own legal fees and expenses incidental to the execution of this Assignment and the consummation of the transactions contemplated hereby.

         d. EXECUTION OF DOCUMENTS. Each Party agrees to execute all documents necessary to carry out the purpose of this Assignment and to cooperate with each other for the expeditious filing of any and all documents and the fulfillment of the terms of this Assignment.

         e. CONTROLLING LAW. This Assignment has been entered into in the State of Nevada, and this Assignment, including without limitation, any rights, remedies, or obligations provided for hereunder, shall be construed and enforced in accordance with the laws of the State of Nevada.

         f. COUNTERPART EXECUTION. This Assignment may be executed in multiple counterparts each of which may be deemed an original and shall become effective when the separate counterparts have been exchanged among the Parties.

         g. CONSTRUCTION. Every covenant, term, and provision of this Assignment shall be construed simply according to its fair meaning and not strictly for or against any Party.

         h. HEADINGS. Section and other headings contained in this Assignment are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Assignment or any provision hereof.

         i. VARIATION OF PROVISIONS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the person or persons may require.


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         j.       AMENDMENTS.  Any amendment to this Assignment shall be in
                  writing and executed by Assignor and Assignee.

         k. ENTIRE AGREEMENT. This Assignment and the other Agreements, including, without limitation, all exhibits hereto and thereto, contain the entire understanding among the Parties and supersedes any prior written or oral agreements between them respecting the subject matter of this Assignment. There are no representations, agreements, arrangements, or understandings, oral or written, between the Parties relating to the subject matter of this Assignment that are not fully set forth herein. This Assignment shall be considered part of the Operating Agreement for all purposes.

         l.       NOTICES.  All  notices,  requests,   consents  and  other
                  communications hereunder shall be given to Assignor and Assignee as set forth in the Stock Purchase Agreement.

         m. ASSIGNMENT. It is specifically agreed that Assignee may assign, transfer or convey any or all of its rights and obligations hereunder to any person whomsoever; provided, however, that in the event of such assignment, transfer or conveyance, Assignee shall not be released from its obligations pursuant to this Assignment, unless agreed to in writing by Assignee and Assignor.

                  IN WITNESS WHEREOF, the Parties hereto have approved and executed this Assignment as of the date first set forth above.

                     ASSIGNOR:        ANCHOR GAMING
                                      a Nevada corporation



                                      By:
                                         -----------------------------

                                      Name:
                                           ---------------------------

                                      Its:
                                          ----------------------------


                     ASSIGNEE:        My Way Holdings, LLC
                                      a Nevada limited liability company


                                      By:
                                         -----------------------------

                                      Name:  Stanley E. Fulton
                                      Its:   Manager

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                                       0


                                   Exhibit "A"
             Members in Ourway Realty LLC (other than Assignor)


       ---------------------------------------------------------- --------------
       Alles Partners (attn: Robert Gopen)                        1.5000%
       ---------------------------------------------------------- --------------
       Altman, Arthur                                             0.7500%
       ---------------------------------------------------------- --------------
       Chanowski, Fred                                            1.5000%
       ---------------------------------------------------------- --------------
       Chimento, George L.                                        10.0000%
       ---------------------------------------------------------- --------------
       Goodman, Allen                                             1.6500%
       ---------------------------------------------------------- --------------
       Hassler, Allen                                             0.7500%
       ---------------------------------------------------------- --------------
       Isenberg, Diane                                            1.2500%
       ---------------------------------------------------------- --------------
       Kropa, Gomer                                               2.5000%
       ---------------------------------------------------------- --------------
       Lank, Joseph                                               0.3750%
       ---------------------------------------------------------- --------------
       Levine, Joseph                                             0.6875%
       ---------------------------------------------------------- --------------
       Linsey  Family Ltd Partnership                             2.7500%
       ---------------------------------------------------------- --------------
       Piontkowski, Gary T.                                       9.2800%
       ---------------------------------------------------------- --------------
       Ross, Alfred, S.                                           29.3375%
       ---------------------------------------------------------- --------------
       Schwartz, Joel                                             0.7500%
       ---------------------------------------------------------- --------------
       Trembowicz, Richard                                        0.7500%
       ---------------------------------------------------------- --------------
       Truesdale, Robert                                          2.5000%
       ---------------------------------------------------------- --------------
       Tuch, Richard L.                                           7.7325%
       ---------------------------------------------------------- --------------
       Whitehall Company attn: Marvin Gordon                      0.9375%
       ---------------------------------------------------------- --------------
                                                                  75.0000%
                                                                  --------------

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                                    Exhibit "B"
                  Articles of Organization of Ourway Realty LLC
                                 (to be attached)

                                    Exhibit "C"
                     Operating Agreement of Ourway Realty, LLC
                                  (to be attached)






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